Azzad Wise Capital Fund (WISEX)

SUMMARY PROSPECTUS

January 26, 2021

Before you invest, you may want to review the Azzad Wise Capital Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.azzadasset.com/mutual-funds/. You can also get this information at no cost by calling 1-888-350-3369 or by sending an email request to info@azzadfunds.com. The Fund’s prospectus and statement of additional information, both dated January 26, 2021 and most recent report to shareowners, dated June 30, 2020, are incorporated by reference into this Summary Prospectus.

Azzad Funds c/o Mutual Shareholder Services

8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147

Azzad Wise Capital Fund Summary (WISEX)

Investment objective

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

Fees and expenses of the Wise Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Azzad Wise Capital Fund (the “Wise Fund”).

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)**	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees***	1.19%
Distribution and/or Service (12b-1) fees	0.05%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.42%
Fees Waived by Adviser*	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement***	1.29%

* The Wise Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Wise Fund for certain operating expenses, to the extent necessary to limit the Wise Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Wise Fund invests; and litigation and other extraordinary expenses) to 1.29% of average daily net assets through December 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from the Wise Fund within three years from the time the fees were waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Wise Fund’s Board of Trustees (the “Board”).

**As of November 1, 2020, the Board approved the removal of the redemption fee.

***As of January 1, 2021, the Adviser has voluntarily reduced its annual management fee to 0.80% of the average daily net assets for the Wise Fund and has lowered its total annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of average daily net assets of the Wise Fund.  This waiver will continue until at least October 31, 2021.

Example:

This example is intended to help you compare the cost of investing in the Wise Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Wise Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Wise Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$131	$409	$737	$1,666

Portfolio Turnover

The Wise Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Wise Fund’s performance. During the most recent fiscal year, the Wise Fund’s portfolio turnover rate was 50.14% of the average value of its portfolio.

Principal investment strategy

The Wise Fund invests primarily in fixed income securities issued for payment by international financial institutions, foreign governments, and agencies of foreign governments in transactions structured to be compliant with the Wise Fund’s ethical investment guidelines.  Examples of fixed income securities in which the Wise Fund invests include sukuk and wakala. Sukuk are asset- based securities used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest.

Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows.  Wakala accounts are operated under the Islamic finance principle of wakala (an agency agreement). With wakala, a bank, as agent, raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities.

The Wise Fund anticipates approximately 80% of its fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or an equivalent NRSRO).  The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund will invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser will emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest in short term income producing investments such as money market accounts and certificates of deposit that are following its ethical guidelines.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, which may include investments in trade finance securities. Generally, these securities evidence transactions where there is a flow of goods or services

(typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, or any other appropriate financial instrument.

The Wise Fund may use derivatives instruments, such as profit rate swaps, to develop its investment strategy. In a profit rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party (or vice versa) implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement. To secure the Wise Fund's obligations regarding its derivative positions, the Wise Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Wise Fund's custodian.

The Wise Fund may also invest in fixed income securities issued in transactions where the Wise Fund purchases (in the commodities markets) warrants (that is, certificates giving the holder the right to buy specific amounts of a commodity at a specific time) for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction.  Most of these counterparties are foreign banks and some of these issuers may be in emerging markets.  However, the assets are not pledged as security for the certificates, and the Wise Fund is relying on the creditworthiness of the issuer for all payments required by the certificates. There is also no assurance that the issuers of these types of certificates will be able to make such payments.

The essence of the Wise Fund’s strategy is to provide shareholders with a return that is comparable to the return on bank accounts, certificates of deposit, and other similar fixed income products.  The Wise Fund concentrates its investments in the financial services industry.  The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years.  While the Wise Fund generally purchases securities at the lower end of this maturity range, the Wise Fund may purchase securities with maturities at the longer end of this range when the Adviser determines that they offer an attractive return or to lengthen the average duration of the Wise Fund.

The Wise Fund’s sub-adviser, Federated Investment Management Company (“Federated”) directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding, or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser will oversee Federated and be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Federated will sell a security if it falls out of compliance with the Wise Fund’s ethical investment restrictions upon the Adviser’s instructions. In addition, a security may be sold when Federated believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk.

Ethical Investment Restrictions

The Wise Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Wise Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt, or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency). The Wise Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Wise Fund’s ethical investment restrictions such as sukuk, certificates of deposit, bank notes, and short-term bank deposits.

Principal risks of investing in the Wise Fund

Although the Adviser makes every effort to achieve the Wise Fund’s objective of capital preservation and income, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Wise Fund. The principal risks include:

❖

The Wise Fund invests in fixed income securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. The counterparty issuing the securities may not be able to pay the securities when due or otherwise fulfill their contractual obligations, which could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance.

❖

A rise in prevailing interest rates generally will cause the price of a fixed-rate debt security to fall. Generally, the longer the duration, or maturity of a security or weighted average maturity of the Wise Fund, the more sensitive its price is to a rise in interest rates. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.

❖

Sukuk involve many of the same risks that conventional bonds incur such as: credit and counterparty risk, interest rate, maturity and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support and risks related to the underlying assets. The sukuk markets are in their infancy, and most sukuk trading is restricted to the primary markets. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖

Investments in below investment-grade fixed-income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default), and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities.

❖

The Wise Fund may invest in profit-rate swaps, which are derivative contracts. Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities, and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Wise Fund, and a potential reduction in gains to the Wise Fund. Derivative contracts may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity, and leverage risks.

❖

To secure its obligations relating to derivative contracts, the Wise Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Wise Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Wise Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

❖

The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk.

❖

When the Wise Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖

The stock market may fall in value, causing prices of stocks held by the Wise Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market, and economic conditions, and on investors’ perception of a company’s soundness.

❖

The Wise Fund is non-diversified and may invest a larger percentage of its assets in fewer companies and/or counterparties exposing it to more volatility and/or market risk than diversified funds. In addition, the Wise Fund invests a significant portion of its assets in companies within the financial services sector and its performance may suffer if this sector underperforms the overall stock market.

❖

Individual securities or other holdings in the Wise Fund may not perform as expected, and the Wise Fund’s portfolio management practices may not achieve the desired result.

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Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage or political, or social instability.

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Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates or currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖

The Wise Fund will concentrate its investments in the financial services industry.  Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry.  Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than a fund that does not concentrate.

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Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  The foreign sovereign debt securities the Wise Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

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The Wise Fund’s ethical investment restrictions will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Wise Fund to underperform compared to other funds that do not place such restrictions on their investments.

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The Wise Fund may invest up to 15% of its net assets in securities considered to be illiquid as defined by the Investment Company Act of 1940.  These can include certificates issued by foreign banks, trade finance, sukuk, and wakala.  As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

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The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Wise Fund. Therefore, the Wise Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

You should consider investing in the Wise Fund if you are looking for capital preservation and income and are willing to accept the associated risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Wise Fund by showing changes in the Wise Fund’s performance from year to year and by showing how the Wise Fund’s average annual returns for a calendar 1-year, 5-year and 10-year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Wise Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
0.93%
5.07%
1.92%
2.79%
-0.11%
1.38%
2.68%
0.09%
5.23%
3.52%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

For the period from 1-1-2020 through 12-31-2020, the total return for the Wise Fund was 3.52%

Best Quarter: ended 6-30-2020 4.10%

Worst Quarter: ended 3-31-2020 -3.53%

The Wise Fund’s inception date was April 6, 2010

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Return Before Taxes	3.52%	2.57%	2.33%
Return After Taxes on Distributions	2.99%	1.98%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	2.10%	1.72%	1.56%
ICE BofA ML US Corp & Govt 1-3 Yr. Index (reflects no deduction for fees, expenses or taxes)	3.34%	2.23%	1.63%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Wise Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Wise Fund.

Investment Sub-Adviser

Federated Investment Management Company is the sub-adviser to the Wise Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of Azzad Asset Management

Portfolio manager of the Wise Fund since April 2010

Ihab Salib

Senior Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

John Polinski

Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Wise Fund, either through a financial professional or directly from the Wise Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment
$4,000	$4,000	$300

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.azzadasset.com/azzad-funds/ or by calling 888-350-3369). Make your check payable to the Wise Fund and mail to: Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request.  If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Wise Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, any dividends and distributions made by the Wise Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Wise Fund through a broker/dealer or other financial intermediary (such as a bank), the Wise Fund and its related companies may pay the intermediary for the sale of Wise Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Wise Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.